UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2022
Date of Report (Date of earliest event reported)
AIR LEASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars,	Suite 1000N
Los Angeles,	California	90067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)     The 2022 annual meeting of stockholders (the “Annual Meeting”) of Air Lease Corporation (the “Company”) was held on May 4, 2022.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected the nine nominees identified in the table below to the Board of Directors to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and (iii) approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Hart	90,423,021	2,074,951	19,681	8,154,799
Yvette Hollingsworth Clark	92,255,544	244,609	17,500	8,154,799
Cheryl Gordon Krongard	89,781,827	2,718,996	16,830	8,154,799
Marshall O. Larsen	90,134,236	2,353,578	29,839	8,154,799
Susan McCaw	90,625,761	1,875,455	16,437	8,154,799
Robert A. Milton	89,020,271	3,476,994	19,388	8,154,799
John L. Plueger	85,624,540	6,875,113	18,000	8,154,799
Ian M. Saines	91,252,572	1,244,582	20,499	8,154,799
Steven F. Udvar-Házy	90,749,361	1,751,156	17,136	8,154,799

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2022

For	Against	Abstain
99,802,134	854,829	14,489

Advisory Approval of 2021 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
72,075,438	18,891,431	1,550,784	8,154,799

Item 7.01    Regulation FD Disclosure

On May 5, 2022, the Company held a conference call to discuss its financial results for the three months ended March 31, 2022. A copy of the conference call transcript is furnished herewith and attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1    Air Lease Corporation Conference Call Transcript dated May 5, 2022.
Exhibit 104    The cover page from this Current Report on 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 6, 2022	/s/ Gregory B. Willis
Gregory B. Willis
Executive Vice President and Chief Financial Officer

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